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                                                                   Exhibit 10.2

                                 FIRST AMENDMENT
                                     TO THE
                          MASTER TRANSACTION AGREEMENT


         THIS FIRST AMENDMENT to the Master Transaction Agreement dated July 8, 1999 (the "Agreement") by and among Infonautics, Inc. ("INFO"), Infonautics Corporation ("INFO Corporation"), Bell & Howell Company ("BHW") and Bell & Howell Information and Learning Company ("BHIL") is made and entered into this 28th day of September, 1999.

         WHEREAS, INFO, INFO Corporation, BHW and BHIL have agreed to amend certain terms of the Agreement;

         NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, INFO, INFO Corporation, BHW and BHIL agree as follows:

         1. AMENDMENT TO SECTION 8.1(E)(III) AND SECTION 8.1(H). Section 8.1(e)(iii) of the Agreement is hereby amended by replacing October 31, 1999 with November 30, 1999. Section 8.1(h) of the Agreement is hereby amended by replacing November 1, 1999 with December 1, 1999.

         2. PAYMENT OF $20.0 MILLION. The $20.0 million to be paid by EDCO to INFO under Section 2.1.3 of the Agreement will be paid in two installments as follows:

                  (a)  $5.0 million on the Closing Date; and

                  (b) $15.0 million on January 3, 2000.

         3. PAYMENT OF $2.0 MILLION. The $2.0 million to be paid by BHIL to INFO under Section 2.8.4 of the Agreement will be paid as follows: $2.0 million on January 3, 2000.

         4. NO OTHER AMENDMENT; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal substantive Law of the state of Delaware, without giving effect to conflict of Laws rules.


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         7. CAPITALIZED TERMS. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 INFONAUTICS, INC.

                                 By:  /s/ David Van Riper Morris
                                    ----------------------------------------
                                 Its: President and Chief Executive Officer
                                    ----------------------------------------


                                 INFONAUTICS CORPORATION

                                 By:  /s/ David Van Riper Morris
                                    ----------------------------------------
                                 Its: President and Chief Executive Officer
                                     ---------------------------------------

                                 BELL & HOWELL COMPANY

                                 By:  /s/ Nils A. Johansson
                                    ----------------------------------------
                                 Its: Executive Vice President & CFO
                                     ---------------------------------------


                                 BELL & HOWELL INFORMATION AND
                                      LEARNING COMPANY

                                 By:  /s/ Nils A. Johansson
                                    ----------------------------------------
                                 Its: Executive Vice President & CFO
                                     ---------------------------------------



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